OMB APPROVAL
OMB Number:3235-0060
Expires: March 31, 2006
Estimated average burden
hours per response... 28.0

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2005

CHORDIANT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	93-1051328
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:

000-29357

20400 Stevens Creek Boulevard, Suite 400
Cupertino, CA    95014
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (408) 517-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 6, 2005, the Company issued a press release announcing results for the three-months and year ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In the course of preparing its 2005 financial results for the year ended September 30, 2005, the Company and its independent registered public accounting firm, BDO Seidman, LLP, identified certain errors in the Company's 2005 interim financial statements for the quarters ended December 31, 2004, March 31, 2005, and June 30, 2005. The Company evaluated the errors in accordance with the quantitative and qualitative guidance set forth in SEC Staff Accounting Bulletin No. 99.

On December 6, 2005, management concluded that the Company should restate the Company's interim financial statements for the quarters ended December 31, 2004, March 31, 2005, and June 30, 2005 due to the relative percentages represented by the errors in the previously issued interim financial statements to be restated. These errors related to: (i) the method by which the Company valued 1,964,279 shares of restricted stock (the "Stock") issued to two principals of KiQ Limited ("KiQ") who subsequently became employees of the Company after the Company's acquisition of KiQ on December 21, 2004, (ii) the method by which the Company amortized the stock-based compensation attributable to the issuance of the Stock and (iii) the classification of certain cash expenditures for capitalized costs associated with the development of a banking product, which were incorrectly reported in the Company's interim Consolidated Statements of Cash Flows as "Net Cash Used in Operating Activities" as opposed to "Net Cash Used for Investing Activities" for the previously reported interim periods ended December 31, 2004, March 31, 2005 and June 30, 2005.

On December 6, 2005, senior management of the Company met with the Audit Committee of the Board of Directors of the Company to discuss management's conclusion. The Audit Committee concurred with management's conclusion to restate the Company's financials for the quarters ended December 31, 2004, March 31, 2005, and June 30, 2005. The Company's Audit Committee and management discussed this conclusion with the Company's independent registered public accounting firm. Accordingly, the previously issued financial statements for such interim periods should no longer be relied upon.

The Company's preliminary assessment of the impact of the errors for the quarters ended December 31, 2004, March 31, 2005, and June 30, 2005 is expressed in the estimated ranges of adjustments identified in the table below. The restated results will be reflected in the Company's Report on Form 10-K for the year ended September 30, 2005, subject to completion of reviews by management and the Company's independent registered public accounting firm.

Condensed Consolidated Statements of Operations and Comprehensive Loss

	Three months Ended December 31, 2004 Estimated % Range of Adjustment (except EPS) (unaudited)	Three Months Ended March 31, 2005 Estimated % Range of Adjustment (except EPS) (unaudited)	Three Months Ended June 30, 2005 Estimated % Range of Adjustment (except EPS) (unaudited)
Total revenues	0%	0%	0%
Total cost of revenues	0-1%	2-3%	1-2%
Total operating expenses	0-1%	3-4%	1-2%
Net Income (loss)	(3-4%)	(14-15%)	(10-11%)
Earnings (loss) per share:
Basic	$0.00	($0.01)	($0.01)
Diluted	$0.00	($0.01)	($0.01)

Consolidated Statements of Cash Flows

	Three months Ended December 31, 2004 Estimated % Range of Adjustment (except EPS) (unaudited)	Six Months Ended March 31, 2005 Estimated % Range of Adjustment (except EPS) (unaudited)	Nine Months Ended June 30, 2005 Estimated % Range of Adjustment (except EPS) (unaudited)
Net cash used in operating activities	47-48%	14-15%	16-17%
Net cash used for investing activities	(10-11%)	(15-16%)	(19-20%)
Net increase (decrease) in cash and cash equivalents	0%	0%	0%

Item 8.01 Other Events

In completing its assessment of the effectiveness of its internal control over financial reporting, the Company determined that certain material weaknesses (as defined below) in the Company's internal control over financial reporting existed as of September 30, 2005. Management determined that the Company did not maintain effective control over its accounting for its non-cash stock-based compensation and related financial statement disclosures, since the method by which the Company originally valued the common stock and amortized deferred stock-based compensation for such common stock were determined to be incorrect. In addition, management determined that the Company did not maintain effective control over the preparation of its Statement of Cash Flows, in particular, with regard to the classification of cash expenditures for certain capitalized costs. Management has concluded that each of these matters constitutes a material weakness in internal control over financial reporting. Each of these matters is described in more detail in Item 4.02 above.
Finally, as originally reported in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2004, management determined that a material weakness existed with respect to the Company's internal control over financial reporting relating to the staffing of the Company's finance department to the effect that inadequate staffing and supervision leading to untimely identification and resolution of certain accounting matters. Since October 2004, the Company has taken the following steps to remediate this material weakness (i) the hiring of a permanent chief financial officer; and (ii) the hiring of three individuals to replace the members of the finance team that resigned and added eight new members to the finance team, including three additional senior accountants. Four members of the finance team hold MBAs. The Company's staff now includes five certified public accountants, three chartered accountants in financial operations. Notwithstanding the progress made to remediate the staffing issues of September 30, 2004, certain untimely identification and resolution of certain accounting matters have been identified by the Company in the 2005 audit of the Company's financial statements, which, taken in combination, have led management to conclude that at September 30, 2005, a material weakness in the levels of staffing in the financial department continued to exist.

In this report, unless otherwise indicated, a "significant deficiency" is defined as a control deficiency, or combination of deficiencies, that adversely affects the company's ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company's financial statements that is more than inconsequential will not be prevented or detected. A "material weakness" is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release issued by Chordiant Software, Inc. dated December 6, 2005.

SAFE HARBOR

THIS REPORT INCLUDES "FORWARD-LOOKING STATEMENTS" THAT ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS OR OUTCOMES TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE GENERALLY IDENTIFIED BY WORDS, SUCH AS "BELIEVES," "ANTICIPATES," "PLANS," "EXPECTS," "WILL," "WOULD," "GUIDANCE," "PROJECTS" AND SIMILAR EXPRESSIONS WHICH ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THERE ARE A NUMBER OF IMPORTANT FACTORS THAT COULD CAUSE THE RESULTS OR OUTCOMES DISCUSSED HEREIN TO DIFFER MATERIALLY FROM THOSE INDICATED BY THESE FORWARD-LOOKING STATEMENTS, INCLUDING, AMONG OTHERS, ADDITIONAL ERRORS IN THE FINANCIAL STATEMENTS, ADDITIONAL DIFFICULTIES IN COMPLETING THE YEAR-END AUDIT OF OUR FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005, AND INTERPRETATIONS OF ACCOUNTING PRINCIPLES WHICH MAY IMPACT THE AMOUNT OF REVENUES WHICH MAY BE RECOGNIZED BY CHORDIANT IN THE PERIODS REPORTED. FURTHER INFORMATION ON POTENTIAL FACTORS THAT COULD AFFECT CHORDIANT ARE INCLUDED IN RISKS DETAILED FROM TIME TO TIME IN CHORDIANT'S SECURITIES AND EXCHANGE COMMISSION FILINGS, INCLUDING, WITHOUT LIMITATION, CHORDIANT'S ANNUAL REPORT ON FORM 10-K/T FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004. THESE FILINGS ARE AVAILABLE ON A WEB SITE MAINTAINED BY THE SECURITIES AND EXCHANGE COMMISSION AT HTTP://WWW.SEC.GOV. CHORDIANT DOES NOT UNDERTAKE AN OBLIGATION TO UPDATE FORWARD-LOOKING OR OTHER STATEMENTS IN THIS RELEASE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chordiant Software, Inc.

Date: December 6, 2005	By: /s/ George de Urioste George de Urioste Chief Operating Officer and Chief Financial Officer